SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 2004

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                              LQ CORPORATION, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-25977                77-0421089
 (State or other jurisdiction of  (Commission file number)    (I.R.S. employer
  incorporation or organization)                             identification no.)

           888 Seventh Avenue
           New York, New York                                        10019
 (Address of principal executive offices)                          (Zip code)



       Registrant's telephone number, including area code: (212) 974-5730

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                              LQ CORPORATION, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
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Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4





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Item 5. Other Events.

      On May 26, 2004, LQ Corporation, Inc., a Delaware corporation ("LQ"), issued a press release announcing, among other things, the resignation of two members of the Board of Directors and the appointment of a sole Chief Executive Officer. A copy of LQ's press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

Exhibit No.       Description
-----------       -----------

99.1              Press Release, dated May 26, 2004





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, LQ Corporation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2004

                                       LQ CORPORATION, INC.


                                       By: /s/ James A. Mitarotonda
                                          ---------------------------------
                                          Name:  James A. Mitarotonda
                                          Title: Chief Executive Officer



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